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                                                                   EXHIBIT 10.16

                                 PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Preferred Stock Purchase Agreement (the "Agreement") is made and entered into as of the 1st day of September, 1999, by and among QUALMARK CORPORATION, a Colorado corporation (the "Company"), and THE ROSER PARTNERSHIP III, SBIC, LP, a Colorado Limited Partnership and its affiliates ("Purchasers").

                                    RECITALS

         A. The Company has authorized the issuance and sale of a total of 465,116 shares (the "Preferred Shares") of Series A Preferred Stock of the Company, par value $0.001 per share, and warrants to purchase 139,535 Common Shares, in the form attached as Exhibit A hereto (the "Warrants"), and reserved for issuance 604,651 shares (the "Common Shares") of Common Stock of the Company, no par value (collectively, the Preferred Shares and the Common Shares are referred to as the "Shares")

         B. The Company desires to sell the Preferred Shares and Warrants to Purchasers, and Purchasers desire to purchase the Preferred Shares and Warrants, pursuant to the terms and conditions contained herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Company and Purchasers hereby each agree as follows:

         SECTION 1. PURCHASE AND SALE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the First Closing (as defined in Section 2.1 below), the Company shall have authorized (i) the sale and issuance to Purchasers of the Preferred Shares and the Warrants; and (ii) such shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants (the "Conversion Shares"). The Preferred Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation to the Certificate of Incorporation of the Company, in the form attached hereto as Exhibit B (the "Certificate").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closings (as described in Section 2 hereof) the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Preferred Shares and Warrants set forth opposite such Purchaser's name on the signature pages hereto, at the purchase price of $2.15 per share for the Preferred Shares.

         SECTION 2. CLOSING. The closing of the sale and purchase of the Preferred Shares and Warrants under this Agreement (the "Closing") shall take place at 11 a.m. on the date hereof, at the offices of Hogan and Hartson, L.L.P., One Tabor Center, Suite 1500, 1200 Seventeenth


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Street, Denver, Colorado 80202, or at such other time or place as the Company, and Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date"). At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Preferred Shares and Warrants to be purchased at the Closing by each Purchaser as set forth opposite such Purchaser's name on the signature pages against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company.

         SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Except as set forth on the Disclosure Schedule attached hereto as Exhibit C, the Company hereby represents and warrants to each Purchaser that is purchasing the Shares as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Investor Rights Agreement in the form attached hereto as Exhibit D (the "Investor Rights Agreement") (collectively with this Agreement and the Certificate, the "Financing Documents"), to issue and sell the Preferred Shares and Warrants and to carry out the provisions of the Financing Documents, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company does not own, directly or indirectly, equity securities of any other corporation, limited partnership, limited liability company or other similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company meets the eligibility requirements to use Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and is otherwise in compliance with all applicable provisions of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the First Closing, will consist of (a) 15,000,000 shares of Common Stock, 3,539,015 shares of which are issued and outstanding, 938,714 shares of which are reserved for future issuance to employees and consultants pursuant to the Company's option plan, 755,899 shares of which are reserved for exercise of existing warrants, and 604,651 shares of which are reserved for issuance upon conversion of the Series A Preferred Stock and exercise of the Warrants; and (b) 2,000,000 shares of Preferred Stock, 502,326 of which are designated Series A Preferred Stock. All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate. The Conversion Shares have been duly and validly reserved for issuance. Except as may be granted pursuant to the Financing Documents, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholders agreements, or agreements of


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any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate, the Preferred Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances. A schedule describing the capitalization of the Company as of the First and Final Closings is attached as Exhibit E hereto.

         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Financing Documents, the performance of all obligations of the Company hereunder and thereunder at the Closings and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate has been taken or will be taken prior to the First Closing. The Agreement and the Financing Documents, when executed and delivered, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws. The sale of the Preferred Shares and the subsequent conversion of the Preferred Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.4 FINANCIAL STATEMENTS. Purchasers have reviewed (i) the Form 10-KSB of the Company for its most recent fiscal year filed under the Exchange Act, and all subsequently filed Form 10-Qs and (ii) the unaudited balance sheet of the Company as of June 30, 1999, (the "Balance Sheet Date") together with the unaudited consolidated statements of operations, unaudited consolidated statements of shareholders' equity, and unaudited consolidated statements of cash flows of the Company for the six months then-ended, (the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP and fairly present the financial condition and operating results of the Company as of the dates, and for the periods indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business after the Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or business prospects of the Company which has not been disclosed to the Purchasers. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. The accountants that have audited the Financial Statements are independent certified public accountants as required by the Securities Act.

         3.5 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, the Company knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business


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subsequent to the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse.

         3.6 CHANGES. Since the Balance Sheet Date, and excluding the transactions contemplated by the Financing Documents, there has not been:

                          (a) Any change in the assets, liabilities, financial
condition or operations of the Company or any Subsidiary from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company.

                          (b) Any resignation or termination of any key officers
of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                          (c) Any material change, except in the ordinary course
of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                          (d) Any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                          (e) Any waiver by the Company of a valuable right or
of a material debt owed to it;

                          (f) Any direct or indirect loans made by the Company
to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                          (g) Any material change in any compensation
arrangement or agreement with any employee, officer, director or stockholder of the Company;

                          (h) Any declaration or payment of any dividend or
other distribution of the assets of the Company;

                          (i) Any labor organization activity;

                          (j) Any debt, obligation or liability incurred,
assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                          (k) Any sale, assignment or transfer of any patents,
trademarks, copyrights, trade secrets or other intangible assets of the Company;

                          (l) Any change in any material agreement to which the
Company is a party or by which it is bound which materially and adversely affects the business, assets,


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liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

                          (m) Any other event or condition of any character
that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

        3.7 MATERIAL CONTRACTS.

              (a) Except as set forth on Item 3.7 of the Disclosure Schedule, the Company has no, and is not bound by, any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $10,000, and do not extend for more than one year beyond the date hereof; (ii) sales contracts entered into in the ordinary course of business; and (iii) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the Company's acquisition or disposition of patent, copyright, trade secret or other proprietary rights or technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business. Every contract disclosed on Item 3.7 of the Disclosure Schedule (collectively, the "Material Contracts") is a legal, valid and binding obligation, enforceable in accordance with its terms with respect to the Company and any other parties bound thereby, and true and complete copies of all Material Contracts have been provided to Purchasers. The Company has not been given notice that any other party is currently in breach of any of the terms of any Material Contract. There is no default or event that, with notice or lapse of time, or both, would conflict with or constitute a breach of any Material Contract or would result in the creation or imposition of any lien or encumbrance on the Company, or any of the Company's property. The Company has not received notice that any party to any Material Contract intends to cancel, amend or terminate any such agreement.

              (b) The Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than 50% of the voting power of the Company is or was to be disposed; or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

         3.8 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (i) for payment of salary for services rendered since the commencement of the Company's most recent payroll period; (ii) reimbursement for reasonable expenses incurred on behalf of the Company; and (iii) for other standard employee benefits made generally available to all employees (including stock


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option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as disclosed on the Disclosure Schedule hereto, none of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.9 ASSETS. The Company has good and, with respect to real property, marketable, title to all of its real and personal property, including all assets reflected on the balance sheets included in the Financial Statements or acquired by the Company since the Balance Sheet Date, all of which are in good operating condition and free and clear of material restrictions on or conditions to transfer or assignment, and free and clear of all liens, claims, mortgages, pledges, charges, equities, easements, rights of way, covenants, conditions, security interests, encumbrances, or restrictions, except for liens for current taxes or materialmen not yet due and payable or being contested in good faith. Set forth on Item 3.9 of the Disclosure Schedule is a correct and complete list of all real property owned by the Company, and a list (including the amount of annual rents called for and a summary description of the leased property) of all leases under which the Company is a lessee. The properties and leases listed on
Item 3.9 of the Disclosure Schedule are sufficient for the conduct of the Company's business as now being and presently planned to be conducted. The Company holds a valid leasehold interest in all leases listed on Item 3.9 of the Disclosure Schedule, free of any liens, claims, or encumbrances granted by the Company, except for those described in the first sentence of this Section 3.9, and is not in default under any such lease. The Company enjoys peaceful and undisturbed possession of all premises owned by them, or leased to them from others, and does not occupy any real property in material violation of any law, regulations, or decree.

         3.10 INTELLECTUAL PROPERTY.

              (a) The Company owns exclusive right to all intellectual property necessary to conduct its business as now being conducted and as planned to be conducted, including all such rights relating to patents, trademarks, service marks, copyrights, applications therefor, trade names, trade secrets, export of technology and other information (collectively "Proprietary Information").

              (b) The Company possess the exclusive commercial rights to all Proprietary Information and the Proprietary Information is not subject to any kind of lien, judgment or other encumbrance.

              (c) True and complete copies of all papers relating to the Proprietary Information have been provided to Purchasers, including all patent application file histories,


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trademark and service mark application file histories, copyright registration file histories, license and option negotiation papers, purchase negotiation papers, and all licenses and agreements relating to the Proprietary Information.

              (d) There is no pending or, to the knowledge of the Company, threatened claim or litigation against the Company relating to the Proprietary Information.

              (e) There is no pending or, to the knowledge of the Company, threatened claim or litigation against the Company or the Proprietary Information asserting the infringement or other violation of any intellectual property rights of a third party.

              (f) To the best of the Company's knowledge and belief, there is no claim that can be asserted against a third party for infringement, misappropriation, breach or otherwise relating to the Proprietary Information.

              (g) The Company has entered into the confidentiality agreements with all employees and consultants, and with other third parties who have or are likely to have as part of their association with the Company knowledge of the present Proprietary Information and any future information that would be considered Proprietary Information hereunder, in the form attached hereto as Exhibit F.

              (h) The Company, after reasonable investigation, is not aware of any violation of the agreements identified in Paragraph (g).

              (i) No shareholder, director, officer or employee of the Company has any right, title or interest in or to any of the Proprietary Information.

         3.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Certificate or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the Financing Documents, and the issuance and sale of the Preferred Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, their business or operations or any of their assets or properties.

         3.12 LITIGATION. There are no actions, suits, or legal, administrative, or other proceedings or investigations pending or, to the best of the Company's knowledge, threatened before any court, agency, or other tribunal to which the Company is a party or against or affecting any of the property, assets, businesses, or financial condition of the Company. The Company is


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not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency, or instrumentality to which it is a party.

         3.13 TAXES. The Company has timely filed all federal, state, county, local and foreign tax returns and reports within the times and in the manner prescribed by law and has paid (or made adequate provision in the Financial Statements for) all taxes shown due on such returns, as well as all other assessments and penalties which have become due and payable. The Company's federal income and other tax returns have not been audited by the Internal Revenue Service or any other taxing authority and no notice of audit has been received. The Company has received no notice of any disputes, deficiency assessments, or proposed adjustments to taxes payable by the Company.

         3.14 EMPLOYEES AND CONSULTANTS. Except as set forth on Item 3.14 of the Disclosure Schedule, the Company has not entered into any arrangement with any present or former employee that will result in any obligation of the Company to make any payment to such employee upon termination. True and complete copies of all written employment agreements with the key executive officers of the Company listed on Item 3.14 of the Disclosure Schedule have been delivered to Purchasers prior to the Closing Date. To the Company's knowledge, no employee of or consultant to the Company is in material violation of any term of any employment contract or any other contract or agreement relating to the relationship of any such employee or consultant with the Company. The Company has not received notice that any executive officer intends to terminate his employment with the Company, nor does the Company have any present intention to terminate the employment of any executive officer. To the Company's knowledge, none of its employees are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his/her reasonable diligence to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is obligated, which conflict, breach, or default would be materially adverse to the Company.

         3.15 EMPLOYEE BENEFITS MATTERS. The Company does not maintain or contribute to any plan or arrangement that constitutes an "employee pension benefit plan" as defined in Section 3(2) of ERISA, and is not obligated to contribute to or accrue or pay benefits under any deferred compensation or retirement funding arrangement.

         3.16 REGISTRATION RIGHTS. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.17 GOVERNMENTAL APPROVALS/THIRD PARTY CONSENTS. All consents, approvals, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any


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federal or state governmental authority, and all consents, approvals or authorizations of any third party required in connection with the execution of the Financing Documents and the performance of the transactions contemplated hereby (including the issuance and sale of the Shares) have been obtained by the Company. The Company has, or has rights to acquire, all licenses, permits, and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and it is not in default in any material respect under any of such licenses, permits or other similar authority.

         3.18 COMPLIANCE WITH LAWS. (a) The Company has complied with and is in compliance in all material respects with all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it and its assets, business and operations, and (b) the Company has received no written notice of any claim of default under or violation of any statute, law, ordinance, regulation, rule, judgment, order or decree except for any such noncompliance or claim of default or violation, if any, which in the aggregate do not and will not have a material adverse effect the property, operations, financial condition or prospects of the Company.

         3.19 ENVIRONMENTAL MATTERS. The Company is in compliance in all material respects with all environmental and occupational health and safety laws and, to its knowledge, no material expenditures are or will be required in order to comply with any such laws.

         3.20 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.21 ACCURACY OF INFORMATION FURNISHED. The Financing Documents, as well as any exhibit, certificate, written statement, material or information furnished by or on behalf of the Company pursuant thereto or in connection with the transactions contemplated thereby to the Purchasers, do not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

         3.22 INSURANCE. The Company has fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

         3.23 SMALL BUSINESS CONCERN. The Company, together with its affiliates (as that term is defined in Section 121.103 of Title 13 of the Code of Federal Regulations (the "Federal Regulations") is a "small business concern" or a "smaller business" within the meaning of the Small Business Investment Act or 1958 (as amended, the "Small Business Act"), and the regulations thereunder, including Section 121.301 of Title 13 of the Federal Regulations (a "Small Business Concern") or including Section 107.710 of Title 13 of the Federal Regulations (a "Smaller Business"). The information delivered by the Company to each Purchaser that is, or has applied to be, a licensed Small Business Investment Company (an "SBIC Purchaser") on SBA Forms 480, 652 and 1031 delivered in connection herewith is true and correct. The Company is not ineligible for financing by any SBIC Purchaser pursuant to Section 107.720 of


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Title 13 of the Federal Regulations. The Company acknowledges that each SBIC
Purchaser is, or has applied to be, a Federal licensee under the Small Business Act.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

              Each Purchaser makes the following representations and warranties to the Company as to itself that:

         4.1. REQUISITE POWER AND AUTHORITY. Purchaser is a corporation, limited liability company, or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite partnership or corporate power and authority to own its assets and operate its business. Purchaser has all necessary corporate or partnership power and authority under all applicable provisions of law to execute and deliver this Agreement and the Financing Documents and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Financing Documents have been or will be effectively taken prior to each Closing Date. Upon their execution and delivery, this Agreement and the Financing Documents will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and
(iii) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable laws.

         4.2. INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

              (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

              (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

              (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Financing Documents.


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
              (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

              (e) COMPANY INFORMATION. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser also has had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

              (f) RULE 144. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

              (g) RESIDENCE. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser as stated on the signature pages of this Agreement.

         4.3 RESTRICTIVE LEGENDS. Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Shares or the Conversion Stock to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

         SECTION 5. CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSINGS. Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing.

              (b) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares, and the proposed issuance of the Conversion Shares, shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

              (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the Closings).

              (d) APPROVAL OF CERTIFICATE. The Certificate shall have been approved by the Company's Board of Directors at, or prior to the Closing.

              (e) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

              (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

              (g) CERTIFICATES. The Company shall have delivered to Purchasers:

                 (1) a certificate, as of the most recent practical date prior to each Closing, of the Secretary of State of Colorado as to the Company's good standing;

                 (2) a certificate of the Secretary of the Company dated as of the Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Financing Agreements and all other documents executed and delivered in connection therewith; (ii) a copy of the Certificate, in effect as of the Closing; (iii) a copy of the Articles of Incorporation and Bylaws of the Company, in effect on the Closing Date; and (iv) a copy of the resolutions or consents of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Agreements; and

                 (3) a certificate, executed by the President of the Company as of the Closing Date, certifying to the fulfillment of all of the conditions of the Purchasers' obligations under this Agreement, as set forth in this Section 5, and to the use of proceeds for this financing, identified in Section 6.1.

              (h) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

              (i) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Closing Date, in substantially the form attached hereto as Exhibit G.

              (j) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

              (k) DELIVERY OF SBA FORMS. The Company shall, as applicable, have completed and executed, or have provided the necessary information for SBA Forms 480, 652 and 1031 on or prior to the Closing, in form and substance satisfactory to Purchasers.

              (l) CONCLUSION OF LITIGATION. A final, binding settlement and judgment in the litigations between the Company and Screening Systems, Inc. shall have been entered, to the Purchasers satisfaction.

         5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSINGS. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, at or prior to each Closing, of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Section 4 hereof shall be true and correct in all material respects at the Closing Date, with the same force and effect as if they had been made on and as of said date.

              (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

              (c) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

              (d) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the Closing).

         SECTION 6. COVENANTS OF THE COMPANY FOR THE PERIOD FOLLOWING CLOSING.

              Until the date upon which all Preferred Shares held by Purchasers (including any capital stock of the Company issued upon conversion of the Series A Preferred Stock) are no longer outstanding, the Company covenants to each Purchaser and agrees as follows:

         6.1 USE OF PROCEEDS. Any proceeds from the sale of the Preferred Shares to Purchasers pursuant to this Agreement shall be used to open approximately twelve additional

ARTC centers in the United States, Europe and Asia, within approximately six months of the Closing.

         6.2 MAINTENANCE OF CORPORATE STATUS. The Company shall maintain, and shall cause each affiliate to maintain, its corporate or partnership existence in good standing or effective under the laws of its jurisdiction of organization and any other states or jurisdictions in which its failure to qualify as a foreign corporation or entity would have a material adverse effect on its operations or financial condition.

         6.3 COMPLIANCE WITH GOVERNING DOCUMENTS. The Company shall comply, and shall cause each affiliate to comply, in all material respects with its Certificate, Articles of Incorporation, Bylaws or other governing documents.

         6.4 COMPLIANCE WITH LAWS, LICENSES AND PERMITS; NO INFRINGEMENT. The Company shall comply with all applicable federal, state, local, foreign and other laws, regulations and ordinances, and with all applicable federal, state, local and foreign governmental licenses and permits necessary for conducting its business, except to the extent that any noncompliance would not have a material adverse effect upon the Company. The Company shall not knowingly engage in any activities that infringe upon the intellectual property rights of any other person, corporation, partnership or other entity which could have a material adverse effect upon the Company.

         6.5 DISCHARGE OF OBLIGATIONS. The Company shall pay and discharge all taxes, assessments, and governmental charges lawfully levied or imposed upon it (in each case before they become delinquent and before penalties accrue), all lawful claims for labor, materials, supplies and rents, and all other debts and liabilities that if unpaid would by law be a lien or charge upon any of the asserts or properties of the Company or lead to suspension of the business of the Company (except to the extent contested in good faith by the Company and for which adequate reserves are established).

         6.6 MAINTENANCE OF PROPERTIES. The Company shall maintain all real and personal property used in the business of the Company in good operating condition, and shall make all repairs, renewals, replacements, additions and improvements to those properties as are necessary or appropriate in the ordinary course of business.

         6.7 MAINTENANCE OF PROPRIETARY INFORMATION. The Company shall maintain all proprietary information, and all applications and registrations therefor owned or held by the Company, in full force and effect, except as otherwise determined in the ordinary course of business. The Company shall not encumber or license others to use its proprietary information owned by it except in the ordinary course of the Company's business, and shall maintain the confidentiality and trade secret status of all proprietary information that is confidential except where disclosure is necessary to obtain copyright registrations or patents, or is necessary or desirable in the ordinary course of the Company's business. The Company shall enter into and maintain a Confidentiality Agreement, substantially in the form attached at Exhibit F with each employee and, as appropriately modified, each consultant to the Company, and shall enter into and maintain a Noncompete Agreement, substantially in the form attached at Exhibit H with each key management employee of the Company.

         6.8 BOOKS AND RECORDS. The Company shall, and shall cause each affiliate to, keep proper books of records and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each affiliate, in accordance with generally accepted accounting principles in effect from time to time. The Company shall provide Purchasers with access to all such books and records and allow Purchasers to make copies and abstracts thereof at reasonable times.

         6.9 REPURCHASE OPTION; CONVERSION. The Company shall have a one-time option to repurchase the Preferred Shares, or require the Purchasers to convert their Preferred Shares to Common Stock in the Company, under the following terms. At any time following a 45 consecutive day trading period on the exchange on which the Company's Common Stock is traded, during which the average closing price per share of the Company's Common Stock is at least $5.00 per share, the Company may give notice of its intention to repurchase all of the Preferred Shares (the "Repurchase Notice"). The Purchasers shall have 30 days from receipt of the Repurchase Notice to elect to convert their Preferred Shares to Common Stock, by notice to the Company, in which case they shall be permitted to convert some or all of their Preferred Shares pursuant to Section 4.1 of the Certificate. In the event that the Purchasers do not elect to convert all of their Preferred Shares, the Company may repurchase all, but not less than all, of the remaining Preferred Shares at the price of (i) $4.00 per share, or (ii) 90% of the fair market value of the Shares, whichever is greater, plus any accumulated dividends, by notice to the Purchasers and tendering of immediately available funds within five business days of the expiration of Purchasers' conversion option. The fair market value of the Shares shall be determined, for the purpose of this Section, by the average closing price of the Common Stock for the five trading days prior to the date on which Purchaser's option to convert expires.

         SECTION 7 MISCELLANEOUS.

         7.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Financing Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         7.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty-six percent (66%) of the Preferred Shares (treated as if converted and including any Conversion Shares into which the Preferred Shares have been converted that have not been sold).

         7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Financing Documents or the Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Financing Documents or under the Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Financing Documents, or the Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Financing Documents, the Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (I) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Purchasers at the addresses set forth on the signature pages attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         7.9 EXPENSES. The Company hereby agrees to reimburse each Purchaser for its out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including all expenses incurred in connection with its due diligence examination of the Company, the preparation and negotiation of the Financing Documents, including the reasonable fees (not to exceed $10,000) and expenses of special counsel to the Purchasers, and in connection with the enforcement of rights and remedies of the Purchasers hereunder and all other documents evidencing the transactions contemplated herein.

         7.10 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold each Purchaser harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which such Purchasers may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or the Financing Documents.

         7.11 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by such Purchaser of any representation, warranty, covenant or agreement of such Purchaser contained in this Agreement or the Financing Documents.

         7.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.13 COUNTERPARTS. This Agreement may be delivered via facsimile and may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

         7.15 ARBITRATION. The parties hereby covenant and agree that any legal suit, dispute, claim, demand, controversy or cause of action of every kind and nature whatsoever, known or unknown, fixed or contingent, that any party may now have or at any time in the future claim to have based in whole or in part, or arising from or out of or that in any way is related to the negotiations, execution, interpretation or enforcement of this Agreement (collectively, the "Disputes") shall be completely and finally settled by submission of any such Disputes to arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. Unless the parties agree otherwise, the arbitration proceedings shall take place in Boulder, Colorado. The arbitrator shall apply Colorado law to all issues in dispute, in accordance with Section 8.1 above. Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with the AAA. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations. The findings of the arbitrator shall be final and binding on the parties. Judgment on such award may be entered in any court of competent jurisdiction, or application may be made to that court for a judicial acceptance of the award and an order or enforcement, as the party seeking to enforce that award may elect. The prevailing party in any such action shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action, together with any such fees which may be incurred in enforcing any award of judgment.

         7.16 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Preferred Shares and Conversion Shares.

         7.17 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.


                            [SIGNATURE PAGES FOLLOW]

                 IN WITNESS WHEREOF, the parties hereto have executed the PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

          COMPANY:
          QUALMARK CORPORATION, a Delaware corporation
          1329 West 121st Street
          Denver, Colorado 80234

          By: /s/ W. PRESTON WILSON
              -------------------------------
                W. Preston Wilson
                President & Chief Executive Officer

          PURCHASERS:                                     Number of                  Warrants
                                                          Shares Purchased           Purchased
                                                          ----------------           ---------
          THE ROSER PARTNERSHIP III, SBIC, LP
          1105 Spruce Street
          Boulder, Colorado 80302
          By: Roser Ventures, SBIC, LLC                   456,116                    139,535
          Its: General Partner




By:  /s/ CHRISTOPHER W. ROSER
     ---------------------------------
       Christopher W. Roser, Member

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

                              QUALMARK CORPORATION

                           WARRANT TO PURCHASE 139,535
                             SHARES OF COMMON STOCK

                           Void after August 31, 2004

         THIS CERTIFIES THAT, for value received, The Roser Partnership III, SBIC, LP, a Delaware limited partnership (the "Holder") is entitled to purchase, on the terms and subject to the conditions hereof, up to 139,535 shares of Common Stock, no par value (the "Common Stock"), of Qualmark Corporation., a Colorado corporation (the "Company"), at a per share purchase price of $2.50 (the "Exercise Price"), subject to adjustment as provided herein.

         The following terms shall apply to this Warrant:

         1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Shares"), may be purchased, are as follows:

                  1.1 Number of Shares. This Warrant is being delivered to Holder as consideration for Holder's contemporaneous financing of the Company. The number of Warrant Shares for which this Warrant is initially exercisable is 139,535 shares, which number is subject to adjustment pursuant to Section 2 of this Warrant.

                  1.2 Exercise. This Warrant may be exercised in whole or in part at any time or from time to time up until 5:00 p.m. Mountain Standard Time, August 31, 2004, and shall be void thereafter. The exercise of the purchase rights hereunder, in whole or in part shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of the subscription attached as Exhibit A hereto, to the Company at its principal offices, and (b) the delivery of the Exercise Price by (i) cashier's or certified check or bank draft payable to the Company's order, or (ii) by wire transfer to the Company's account for the number of Warrant Shares for which the purchase rights hereunder are being exercised.

                  1.3 Automatic Exercise. Notwithstanding the provisions of
Section 1.1 above, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 1.4 hereof, without any further action on behalf of the Holder (other than the payment of the exercise price) on the earliest of a date: (a) immediately prior to the time this Warrant would otherwise expire, or (b) ten (10) days prior to a "Sale of the Company" (as defined). A "Sale of the Company" shall mean either of the following (i) the acquisition of all or substantially all of the capital stock of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) a sale of all or substantially all of the assets of the Company; unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity. In connection with the exercise of this Warrant pursuant to clause (b) of this Section 1.3, such exercise shall be conditioned upon the closing of such Sale of the Company and the Warrant shall not be deemed to have been exercised until the closing of such Sale of the Company.

                   1.4 Net Issue Election.

                           (a) Upon automatic exercise of this Warrant as
provided in Section 1.3 above or at any time or from time to time as the Holder may elect, the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice attached hereto as Exhibit B duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X= Y (A-B)
                                            -----
                                              A

                                         where:  X= the number of shares of
                                Common Stock to be issued to the Holder.

                                                 Y= the number of shares of
                                Common Stock covered by this Warrant in respect of which the net issue election is made.

                                                 A= the fair market value of
                                one share of Common Stock, as determined pursuant to subsection (b) below, as at the time the net issue election is made.

                                                 B= the Exercise Price in effect
                                under this Warrant at the time the net issue election is made.

                           (b) Determination of Fair Market Value. For purposes
of this Section, fair market value of one share of Common Stock (or, to the extent all such Common Stock has been converted into the Company's Common Stock, one share of Common Stock) as of a particular date (the "Determination Date") shall mean:

                                (i) In the case of a Sale of the Company, the
effective per share consideration to be received in a Sale of the Company by holders of the Common Stock, or if no such price is set forth in the agreement concerning the Sale of the Company, then as determined in good faith by the Company's Board of Directors;

                                (ii) If the Company's Common Stock is listed on
the Nasdaq National Market or other security exchange, the closing price of the Company's Common Stock on such exchange or the Nasdaq National Market on the day notice of exercise is provided to the Company under Section 1.4(b) hereof; or

                                (iii) If Sections 1.4(b)(i) or (ii) do not
apply, then as determined by the Board of Directors in good faith, which determination shall be conclusive and binding on the holder hereof.

                  1.5 Issuance of Shares. Upon the exercise of the purchase rights, in whole or in part, evidenced by this Warrant, a certificate or certificates for the purchased Warrant Shares shall be issued by the Company to the Holder as soon as practicable. Upon the partial exercise of this Warrant, the Company shall, as soon as practicable, deliver to the Holder a warrant in like tenor as this Warrant to purchase the number of shares in respect of which this Warrant shall not have been exercised.

          2.      Certain Adjustments.

                  2.1 Common Stock Dividends. If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to the Company's Common Stock payable in shares of Common Stock, or make any distribution with respect to the Company's Common Stock, then the purchase price per share shall be appropriately decreased, and the number of Warrant Shares shall be appropriately increased in proportion to such dividend.

                  2.2 Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for a split or subdivision of the outstanding shares of Common Stock of the Company, or the determination of the holders of Common Stock of the Company entitled to receive a dividend or other distribution payable in additional shares of Common Stock of the Company or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of the Company's Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, and as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased, and the number of Warrant Shares shall be appropriately increased in proportion to such increase of outstanding shares.

         2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock of the Company, the per share purchase price shall be appropriately increased and the number of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution with respect to the Common Stock payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets, or options, or rights not referred to above, then, in each such case for the purpose of this Section 2, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

                  2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment, and showing in detail the fact upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

                           (a) such adjustments and readjustments;

                           (b) the purchase price at the time in effect; and

                           (c) the number of Warrant Shares receivable upon the
exercise of the Warrant.

                  2.6 Notice of Record Date, etc. In the event of any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend), or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                           (a) The date on which such record is to be taken for
the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right; or

                           (b) The date on which any such reorganization, or
reclassification is expected to become effective, and the record date for determining shareholders entitled to vote thereon.

         3. Representations of Holder.

                  3.1 Investment Intent. Holder hereby warrants and represents that Holder is acquiring this Warrant, and any Warrant Shares issued upon exercise of this Warrant, for Holder's own account and not with a view to their resale or distribution.

                  3.2 Exempt from Registration. Holder acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), on the ground that the issuance of this Warrant is exempt from registration pursuant to Section 4(2) of the 1933 Act, and that the Company's reliance on such exemption is predicated on the representations of Holder set forth herein.

                  3.3 Investment Experience. In connection with the investment representations made herein, Holder represents that it is able to fend for itself in the transactions contemplated by this Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

                  3.4 Restricted Securities. Holder hereby confirms that Holder has been informed that this Warrant, and the Warrant Shares issued upon exercise of this Warrant, are restricted securities under the 1933 Act and may not be resold or transferred unless this Warrant, and the Warrant Shares issued upon exercise of this Warrant, are first registered under the federal securities laws or unless an exemption from such registration is available. Holder acknowledges that the Company has no obligation to register the Warrant Shares. Accordingly, Holder hereby acknowledges that Holder is prepared to hold this Warrant, and the Warrant Shares issued upon exercise of this Warrant, for an indefinite period.

                           (a) Disposition of Shares. Holder hereby agrees that
Holder shall make no disposition of this Warrant, and the Warrant Shares issued upon exercise of this Warrant, unless and until Holder shall have (i) provided the Company with assurances that (A) the proposed disposition does not require registration of the Warrant Shares under the 1933 Act, or (B) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                  3.5 Restrictive Legend. In order to reflect the restrictions on disposition of the Warrant Shares, the stock certificates for the Warrant Shares will be endorsed with restrictive legends to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

         4. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

                  4.1 The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company as will be sufficient to permit the exercise of this Warrant in full. The Company covenants further that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof

                  4.2 The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                  4.3 The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  4.4 The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's articles of incorporation or bylaws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

         5. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional shares, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors pursuant to Section 1.4(b) above.

         6. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, or exercise preemptive rights, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this
Section 6, however, shall limit the right of the Holder to be provided the notices required herein, or to participate in distributions described in Section 2 hereof if the Holder ultimately exercises this Warrant.

         7. Transfers or Exchanges.

                  7.1 Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity reasonably acceptable to the Company. The Holder will provide written notice of such transfer to the Company, and if no written objection from the Company is received by the Holder within five business days after the date of notice, then such transfer shall be deemed accepted. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

                  7.2 All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant, except as to the number of shares.

          8. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company, the Holder, and their respective successors and assigns, subject at all times to the restrictions set forth in the Agreement and in this Warrant.

          9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of notice by the Company of the loss, theft, destruction, or mutilation of this Warrant, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and, if mutilated upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant, in identical form, and dated as of such cancellation, in lieu of this Warrant.

          10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action, or the expiration of any right required or granted herein shall be a Saturday, or Sunday, or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

          11. Amendments and Waivers. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, and either retroactively or prospectively), with the written consent of the Company and the Holder, such consent not to be unreasonably withheld. Any such amendment or waiver shall be binding on the Holder.

         12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado.

         13. Notices. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to any holder of a Warrant at its last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its principal executive office at 1329

West 121st Street, Denver, Colorado 80234, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

     DATED: September 1, 1999

                                           QUALMARK CORPORATION


                                           /s/  W. PRESTON WILSON
                                           -------------------------------------
                                           W. Preston Wilson
                                           President and Chief Executive Officer

                                    EXHIBIT A

                                  Subscription

Qualmark Corporation
1329 West 121st Street
Denver, Colorado 80234

Ladies and Gentlemen:

         The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated September 1, 1999, 139,535 shares of the Common Stock of Qualmark Corporation, a Colorado corporation.

Dated:
      --------------------, ----------
                                           THE ROSER PARTNERSHIP III, SBIC, LP

                                           By: Roser Ventures, SBIC, LLC
                                           Its: General Partner

                                           By:
                                              ----------------------------------
                                              Christopher W. Roser, Member

                                    EXHIBIT B

                               Net Issue Election

Qualmark Corporation
1329 West 121st Street
Denver, Colorado 80234

Ladies and Gentlemen:

         The undersigned hereby elects under Section 1.4 of the Warrant dated September 1, 1999 (the "Warrant"), to exercise its right to receive 139,535 shares of Common Stock of Qualmark Corporation, a Colorado corporation, pursuant to the Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

         Name for Registration:

         Mailing Address:

                                         THE ROSER PARTNERSHIP III, SBIC, LP

                                         By: Roser Ventures, SBIC, LLC
                                         Its: General Partner

                                         By:
                                            ------------------------------------
                                            Christopher W. Roser, Member